SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) January 9, 1998
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                      HOSPITALITY WORLDWIDE SERVICES, INC.
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               (Exact Name of Registrant as Specified in Charter)


          New York                   0-23054                11-3096379
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(State or Other Jurisdiction       (Commission            (IRS Employer
      of Incorporation)            File Number)         Identification No.)

    450 Park Avenue, Suite 2603, New York, New York        10022
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      (Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code (212) 223-0699


                                N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 2.           Acquisition Or Disposition Of Assets.
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                  Pursuant  to an  Agreement  and  Plan of  Merger  dated  as of
January 1, 1997 (the "Merger Agreement"), by and among Hospitality Worldwide Services, Inc., a New York corporation (the "Registrant"), HWS Acquisition
Corp.,  a  Delaware  corporation   ("Acquisition  Corp."),  Bekins  Distribution
Services Co., Inc., a Delaware corporation ("Bekins") and the Sellers listed therein (the "Sellers"), on January 9, 1997, Acquisition Corp., a newly formed wholly-owned subsidiary of the Registrant merged with and into Bekins (the "Merger"). As the result of the Merger, Bekins became a wholly-owned subsidiary of the Registrant. The Sellers received an aggregate of 514,117 newly issued shares of the Registrant's Common Stock, $.01 par value, of which 8,331 are being held in escrow pending an audit of the balance sheet of Bekins dated as of the closing date. The consideration paid to the Sellers was determined by negotiations among the parties and was based on the value of the business of Bekins on an ongoing basis.

                  Bekins, a logistical services company, coordinates and arranges for the timely transportation, warehousing, delivery and installation of products for corporate clients who are opening, renovating or relocating facilities. Using specialized carriers, a network of warehouses and worldwide installation crews, Bekins provides for materials, furniture, fixtures and merchandise to be moved from multiple vendor locations to their ultimate destinations in a controlled, orderly sequence. The Registrant intends to continue the business of Bekins. Bekins' revenues for the fiscal year ended September 30, 1997 were $19.9 million.

Item 7.           Financial Statements, Pro Forma Financial Information
                  And Exhibits.
                  -----------------------------------------------------

         (a)  Financial Statements of Businesses Acquired.

         It is impracticable to provide the required financial statements at this time. The required financial statements will be filed as an amendment to this Form 8-K as soon as they become available, but in no event later than March 24, 1998.

         (b)      Pro Forma Financial Information.

         It is impracticable to provide the required pro forma financial information at this time. The required pro forma financial information will be filed as an amendment to this Form 8- K as soon as it becomes available, but in no event later than March 24, 1998.



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         (c)      Exhibits.

         2.1 Agreement and Plan of Merger, dated as of January 1, 1998, by and among Hospitality Worldwide Services, Inc., a New York corporation, HWS Acquisition Corp., a Delaware corporation, Bekins Distribution Services, Inc., a Delaware corporation ("Bekins") and the Sellers named therein.

         *27.1             Financial Data Schedule.

         *99.1             Financial Statements of Bekins.

         *99.2 Pro forma financial information with respect to the Registrant's acquisition of Bekins.
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*  To be filed by amendment.


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                                    SIGNATURE
                                    ---------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HOSPITALITY WORLDWIDE SERVICES, INC.



Dated: January 23, 1998               By:  /s/ Howard G. Anders
                                          --------------------------------
                                          Name:  Howard G. Anders
                                          Title: Executive Vice President

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